ING INVESTORS TRUST

ING Oppenheimer Active Allocation Portfolio (“Portfolio”)

Supplement dated June 4, 2010

to the Portfolio’s Service Class (“Class S”) Prospectus dated April 30, 2010 (“Prospectus”)

Effective June 1, 2010, the Prospectus is revised as follows:

The section entitled “Principal Investment Strategies” found on page 1 of the summary section of the Prospectus is hereby deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in Underlying Funds advised by the Sub-Adviser. The Sub-Adviser seeks to diversify the Portfolio’s assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Portfolio allocates its assets among the Underlying Funds based on asset allocation target ranges of 30-40% in U.S. equities, 15-25% in foreign equities, 20-25% in fixed-income and approximately 5% in other funds that provide asset diversification. In addition to those allocations, 15-25% of the Portfolio’s net assets may be invested according to a “tactical allocation” strategy that adjusts the asset mix to take advantage of temporary market conditions that may present opportunities. For this tactical allocation, the Portfolio may invest in money market securities and may invest additional assets in any of the above Underlying Funds. The Portfolio’s asset allocation targets may vary in particular cases and may change over time.

The term “tactical allocation” refers to a strategy that involves adjusting the asset mix to take advantage of temporary market conditions that may present investment opportunities. This tactical allocation portion will be invested in at least two Underlying Funds. Additionally, the Sub-Adviser could use derivatives to effect a tactical allocation if it is determined that the Portfolio’s transactions would be detrimental to the Underlying Funds. The Sub-Adviser will select Underlying Funds for the tactical allocation that, based on its proprietary tactical allocation models (including computer aided models), it believes will have the greatest potential for positive total returns. The tactical asset allocation models use quantitative techniques to take advantage of market conditions by over- or under-weighting various sectors of the market. There can be no assurance that the Underlying Funds selected by these models will perform as anticipated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE